UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 21708

Dow 30sm Premium & Dividend Income Fund Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

December 31, 2010

NASDAQ Premium Income & Growth Fund Inc. QQQX	Dow 30SM Premium & Dividend Income Fund Inc. DPD	Dow 30SM Enhanced Premium & Income Fund Inc. DPO	Global Income & Currency Fund Inc. GCF

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Chairman’s

Letter to Shareholders

Dear Shareholder,

On behalf of my fellow directors, I would like to welcome you to the Nuveen Investments family. All of us have worked diligently to make the transition of the overall management of your Fund as seamless as possible, and we look forward to continue providing the attractive income and return you have come to expect from your investment.

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

NASDAQ Premium Income & Growth Fund Inc. (QQQX) Dow 30SM Premium & Dividend Income Fund Inc. (DPD) Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) Global Income & Currency Fund Inc. (GCF)

The NASDAQ Premium Income & Growth Fund Inc. (QQQX), Dow 30SM Premium & Dividend Income Fund Inc. (DPD), and Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) feature portfolio management by HydePark Group, LLC, a wholly-owned subsidiary of Nuveen Investments. Over this period, Rob Guttschow and John Gambla served as co-portfolio managers for the Funds. In January 2011, after the close of this reporting period, management of these Funds transferred to Keith Hembre, David Friar and James Colon.

The Global Income & Currency Fund (GCF) is managed by Nuveen Asset Management LLC, a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. Steven Lee served as a portfolio manager for the Fund during this period. In January 2011, he was joined by Timothy Palmer.

Here the portfolio managers talk about general economic and market conditions, their management strategies and the performance of the Funds for the twelve months ended December 31, 2010.

What were the general market conditions during the twelve-month reporting period ending December 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic activity.

Recently, nearly all U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation has remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing

Nuveen Investments	5

market continued to show signs of weakness with the average home price in the Standard & Poor’s/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Overall, the U.S. stock market performed well during the twelve-month period, with the Dow Jones Industrial Average (DJIA) climbing 14%, the S&P 500 Index advancing 15% and the NASDAQ-100 Index gaining 19%. Looking overseas, Europe’s central bankers announced a $1 trillion bailout package to contain the situation with Greece and possibly help Portugal, Spain, Italy and Ireland. Ireland subsequently applied for a bailout to rescue its banking system.

Over this period, what key strategies were used to manage the Funds?

QQQX seeks to provide high current income and capital appreciation. The Fund pursues these objectives principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio designed to closely track the performance, before fees and expenses, of the NASDAQ-100 Index. This portfolio may include stocks which are members of the Index, stocks which are not members of the Index, and other investments that have economic characteristics similar to the securities that constitute the Index. These other investments may include futures, forwards, swaps, option contracts based on the Index and options on futures and swaps, as well as investment funds or baskets of securities with a composition similar to all or a portion of the Index. Second, in attempting to generate premium income and reduce the volatility of the Fund’s return, with the intent of improving the Fund’s risk-adjusted return, the Fund will write (sell) call options on the Index which are fully collateralized by the Fund’s investment portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund’s net assets.

DPD’s investment objective also is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve this principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in the 30 stocks included in the DJIA in approximately the amounts such stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA. Second, the Fund will write (sell) covered call options on some or all of the stocks or other instruments in its portfolio. Under normal circumstances, the notional value of the written options is expected to equal approximately 40%-60% of the Fund’s net assets.

Similarly, DPO seeks to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all 30 stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA. The Fund also will purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Fund’s equity holdings. The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the DJIA stocks. The options will be written on approximately 40%-60% of the Fund’s DJIA exposure at the time they are written.

6	Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview page for your Fund in this report.

1.	The since inception date for QQQX is 1/30/07, for DPD is 4/29/05, for DPO is 5/30/07 and for GCF is 4/28/06.

2.	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this index.

3.	The Dow Jones Industrial Average tracks the performance of 30 large cap companies. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this average.

4.	The London Inter-Bank Offered Rate (LIBOR) is the rate that contributor banks in London offer each other for three-month inter-bank deposits. The rate does not reflect sales charges or management fees. It is not possible to investor directly in LIBOR.

GCF seeks to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund’s portfolio generally is comprised of short-term fixed-income securities and investments in other instruments that provide long and short exposure to foreign currencies.

Eligible foreign currencies are selected from countries that, in our opinion, have a well developed capital market infrastructure. This universe is then screened to remove any currencies whose value is determined by reference to other currencies (i.e. “pegged” currencies) and currencies that in our opinion do not have sufficient trading liquidity. Next, we analyze political and economic factors to eliminate currencies we believe to be too volatile or otherwise undesirable for investment at that time.

The remaining currencies then are ranked from the highest yielding to the lowest yielding based upon the yield of local short-term government obligations denominated in that country’s currency, adjusted for local inflation. The Fund then invests in instruments providing long exposure to the highest yielding currencies and investments in instruments providing short exposure to the lowest yielding currencies. In making these investments that provide long and short exposure, the Fund invests by buying or selling foreign sovereign debt securities, or alternatively through the use of currency contracts that provide exposure to the respective currencies.

In addition, we employ a proprietary risk reduction methodology that seeks to improve the Fund’s risk-adjusted returns. The proprietary risk reduction methodology consists of two quantitative models, one which focuses on the risks inherent in individual currencies and one which evaluates overall currency risk premiums. These models are intended to help us reduce or eliminate exposure to certain currency investments when it appears, in our opinion, that market conditions or trends will cause their value to decline significantly.

How did the Funds perform over this period?

The performance of Funds, as well as comparative indexes or rates, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/10

Fund	1-Year	5-Year	Since Inception[1]
QQQX	14.05%	N/A	4.59%
NASDAQ-100 Index[2]	19.22%	N/A	6.00%

DPD	13.03%	4.84%	5.29%
Dow Jones Industrial Average[3]	14.06%	4.31%	-0.47%

DPO	16.67%	N/A	-1.19%
Dow Jones Industrial Average[3]	14.06%	N/A	4.42%

GCF	6.49%	N/A	3.48%
3-Month LIBOR[4]	0.33%	N/A	3.00%

Nuveen Investments	7

For the twelve-month period ending December 31 2010, QQQX and DPD underperformed their respective comparisons, while DPO and GCF outperformed their comparatives.

In QQQX we sought to dampen the volatility of the overall portfolio by selling call options on a broad equity index, based on a percentage of the Fund’s net asset value, while investing in a portfolio of equities to enhance returns while foregoing some upside potential. While this strategy provided incremental cash flow to the Fund, it effectively limited the ability of the Fund to participate fully in the significant market rally that occurred over the course of the period. This was the primary factor affecting the Fund’s underperformance relative to the index.

As the equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, its performance is expected to be very similar to this measure. As described previously, the Fund seeks to reduce the volatility of the overall portfolio by selling call options on securities held in the portfolio to enhance returns while foregoing some upside potential. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the DJIA. In rising markets, such as we experienced in 2010, the options can hurt the Funds total return relative to the DJIA.

DPO also sought to reduce the volatility of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio to enhance returns while foregoing some upside potential. The options sold provided incremental cash flow in exchange for giving up the potential upside of each stock above the options strike. However, this Fund also purchased other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure. The net effect was to leverage the Fund’s equity holdings in a rising equity price environment, positively impacting the Fund’s performance.

As noted, GCF employed a long/short currency strategy during the period buying currencies expected to appreciate and selling currencies expected to depreciate. The Fund was able to benefit from the volatility resulting from the European sovereign debt crisis. We shorted the euro and Swiss franc which contributed to our outperformance relative to 3-month LIBOR.

Our long positions in the Brazilian real and Mexican peso enhanced performance as well. Both countries have high yielding currencies with strong fundamentals. In particular, Mexico had attractive valuations in 2010. Also, our stop loss methodology based on momentum indicators gave us warning early enough to get out of our long positions when the market became risk averse.

Detracting somewhat from performance was our long position in the Hungarian forint, which was hurt by its indirect euro exposure. Also negatively impacting performance was our short position in the Canadian dollar.

8	Nuveen Investments

Distribution and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the twelve-month reporting period, QQQX reduced its quarterly distribution to shareholders during March and DPD and DPO reduced their monthly distributions to shareholders during January. GCF did not make any changes to its quarterly distributions to shareholders. Effective January 1, 2011, DPD and DPO will begin paying distributions to shareholders quarterly, with their first quarterly distributions payable to shareholders during April 2011. Some of the important factors affecting these the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•

Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•

Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund’s return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund’s IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments	9

The following table provides information regarding each Fund’s distributions and total return performance for the twelve months ended December 31, 2010. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 12/31/10	QQQX	DPD	DPO	GCF
Inception date	1/30/07	4/29/05	5/30/07	4/28/06
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.00	$0.35	$0.63	$0.81
From long-term capital gains	0.00	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00	0.00
Return of capital	1.26	0.89	0.39	0.00

Total per share distribution	$1.26	$1.24	$1.02	$0.81

Distribution rate on NAV	8.59%	8.62%	9.33%	5.08%
Average annual total returns:
1-Year on NAV	14.05%	13.03%	16.67%	6.49%
5-Year on NAV	N/A	4.84%	N/A	N/A
Since inception on NAV	4.59%	5.29%	-1.19%	3.48%

Share Repurchases and Share Price Information

During the twelve-month reporting period, the Funds’ Board of Directors approved a share repurchase program for QQQX, DPD and DPO. GCF, as an interval Fund, is required to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV.

During the twelve-month reporting period, GCF repurchased 626,957 shares at NAV.

QQQX, DPD and DPO have not repurchased any of their outstanding shares since the inception of their repurchase programs. As of December 31, 2010, GCF has cumulatively repurchased and retired 1,747,321 shares.

At December 31, 2010, the Funds’ share prices were trading as (+) premiums/(-) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/10 (+) Premium/ (-) Discount	Twelve-Month Average (-) Discount
QQQX	-3.89%	-4.19%
DPD	+0.97%	+1.50%
DPO	-5.03%	-1.05%
GCF	-9.28%	-10.21%

10	Nuveen Investments

QQQX Performance OVERVIEW	NASDAQ Premium Income & Growth Fund Inc. as of December 31, 2010

Fund Snapshot
Share Price	$14.10
Net Asset Value (NAV)	$14.67
Premium/(Discount) to NAV	-3.89%
Current Distribution Rate[1]	8.96%
Net Assets Applicable to Common Shares ($000)	$270,534

Average Annual Total Return (Inception 1/30/07)
	On Share Price	On NAV
1-Year	7.46%	14.05%
Since Inception	3.05%	4.59%

Portfolio Composition (as a % of total investments)[2,3]
Computers & Peripherals	21.4%
Software	11.2%
Communications Equipment	10.7%
Internet Software & Services	8.7%
Semiconductors & Equipment	8.1%
Biotechnology	6.7%
Media	5.8%
Hotels, Restaurants & Leisure	4.0%
Internet & Catalog Retail	3.5%
Pharmaceuticals	2.5%
IT Services	1.9%
Specialty Retail	1.7%
Other	13.8%

Portfolio Allocation (as a % of total investments)2,3

2009-2010 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

   Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1 Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2 Holdings are subject to change.

3 Excluding investments in derivatives.

Nuveen Investments	11

DPD Performance OVERVIEW	Dow 30SM Premium & Dividend Income Fund Inc. as of December 31, 2010

Fund Snapshot
Share Price	$14.53
Net Asset Value (NAV)	$14.39
Premium/(Discount) to NAV	0.97%
Current Distribution Rate[1]	8.51%
Net Assets Applicable to Common Shares ($000)	$172,293

Average Annual Total Return (Inception 4/29/05)
	On Share Price	On NAV
1-Year	7.87%	13.03%
5-Year	6.13%	4.84%
Since Inception	4.61%	5.29%

Portfolio Composition (as a % of total investments)[2],[3]
Oil, Gas & Consumable Fuels	10.6%
IT Services	9.5%
Aerospace & Defense	9.3%
Pharmaceuticals	7.5%
Industrial Conglomerates	6.8%
Machinery	6.1%
Hotels, Restaurants & Leisure	5.0%
Beverages	4.3%
Diversified Telecommunication Services	4.2%
Household Products	4.2%
Diversified Financial Services	3.6%
Insurance	3.6%
Food & Staples Retailing	3.5%
Chemicals	3.2%
Consumer Finance	2.8%
Computers & Peripherals	2.7%
Short-Term Investments	1.1%
Other	12.0%

Portfolio Allocation (as a % of total investments)2,3

2009-2010 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

   Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1 Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2 Holdings are subject to change.

3 Excluding investments in derivatives.

12	Nuveen Investments

DPO Performance OVERVIEW	Dow 30SM Enhanced Premium & Income Fund Inc. as of December 31, 2010

Fund Snapshot
Share Price	$10.38
Net Asset Value (NAV)	$10.93
Premium/(Discount) to NAV	-5.03%
Current Distribution Rate[1]	9.83%
Net Assets Applicable to Common Shares ($000)	$302,657

Average Annual Total Return (Inception 5/30/07)
	On Share Price	On NAV
1-Year	4.95%	16.67%
Since Inception	-3.92%	-1.19%

Portfolio Composition (as a % of total investments)[2,3]
Oil, Gas & Consumable Fuels	10.3%
IT Services	9.2%
Aerospace & Defense	9.0%
Pharmaceuticals	7.2%
Industrial Conglomerates	6.5%
Machinery	5.9%
Hotels, Restaurants & Leisure	4.8%
Beverages	4.1%
Diversified Telecommunication Services	4.1%
Household Products	4.0%
Diversified Financial Services	3.5%
Insurance	3.5%
Food & Staples Retailing	3.4%
Chemicals	3.1%
Consumer Finance	2.7%
Short-Term Investments	4.4%
Other	14.3%

Portfolio Allocation (as a % of total investments)2,3

2009-2010 Monthly Distributions Per Share

Share Price Performance — Weekly Closing Price

   Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1 Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2 Holdings are subject to change.

3 Excluding investments in derivatives.

Nuveen Investments	13

GCF Performance OVERVIEW	Global Income & Currency Fund Inc. as of December 31, 2010

Fund Snapshot
Share Price	$14.47
Net Asset Value (NAV)	$15.95
Premium/(Discount) to NAV	-9.28%
Current Distribution Rate[1]	5.60%
Net Assets ($000)	$90,018

Average Annual Total Return (Inception 4/28/06)
	On Share Price	On NAV
1-Year	8.96%	6.49%
Since Inception	1.01%	3.48%

Country Allocation (as a % of total investments)[3,4]
United States	50.4%
South Africa	13.3%
Mexico	13.0%
Turkey	12.4%
Malaysia	10.9%

Credit Quality (as a % of total investments)[2,4,5]
AA	41%
A	38%
BB or Lower	13%
N/R	8%

Portfolio Allocation (as a % of total investments)3,4

2009-2010 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

   Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1 Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2 Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3 Holdings are subject to change.

4 Excluding investments in derivatives.

5 Excluding investment companies.

14	Nuveen Investments

QQQX

DPD

DPO

GCF

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of IQ Investment Advisors LLC on September 8, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of a new Investment Management Agreement and the approval of a new Investment Sub-advisory Agreement. The meeting for all funds was subsequently adjourned to September 30, 2010; the meeting for QQQX was additionally adjourned to October 22, 2010.

	QQQX Common Shares	DPD Common Shares	DPO Common Shares	GCF Common Shares
To approve a new investment management agreement between the Fund and Nuveen Asset Management.
For	6,585,579	5,249,254	10,523,269	2,389,445
Against	288,369	199,183	443,488	160,536
Abstain	351,683	171,445	563,743	71,380
Uninstructed	2,052,718	472,694	2,472,966	236,246
Total	9,278,349	6,092,576	14,003,466	2,857,607
To approve a new investment sub-advisory agreement between Nuveen Asset Management and the Fund’s current sub-adviser.
For	6,591,697	5,236,382	10,518,006	—
Against	282,077	201,728	427,794	—
Abstain	351,857	181,772	584,700	—
Uninstructed	2,052,718	472,694	2,472,966	—
Total	9,278,349	6,092,576	14,003,466	—
Approval of the Board Members was reached as follows:

John Amboian
For	15,962,997	10,766,546	24,349,170	5,282,442
Withhold	616,927	440,167	946,805	175,046
Total	16,579,924	11,206,713	25,295,975	5,457,488
Robert P. Bremner
For	15,955,556	10,751,875	24,363,971	5,279,951
Withhold	624,368	454,838	932,004	177,537
Total	16,579,924	11,206,713	25,295,975	5,457,488
Jack B. Evans
For	15,950,697	10,772,992	24,377,117	5,282,417
Withhold	629,227	433,721	918,858	175,071
Total	16,579,924	11,206,713	25,295,975	5,457,488
William C. Hunter
For	15,967,331	10,768,038	24,378,626	5,281,044
Withhold	612,593	438,675	917,349	176,444
Total	16,579,924	11,206,713	25,295,975	5,457,488
David J. Kundert
For	15,957,298	10,764,989	24,341,957	5,281,542
Withhold	622,626	441,724	954,018	175,946
Total	16,579,924	11,206,713	25,295,975	5,457,488
William J. Schneider
For	15,968,327	10,779,744	24,345,338	5,282,417
Withhold	611,597	426,969	950,637	175,071
Total	16,579,924	11,206,713	25,295,975	5,457,488
Judith M. Stockdale
For	15,968,150	10,760,151	24,341,336	5,281,377
Withhold	611,774	446,562	954,639	176,111
Total	16,579,924	11,206,713	25,295,975	5,457,488

Nuveen Investments	15

	QQQX Common Shares	DPD Common Shares	DPO Common Shares	GCF Common Shares
Carole E. Stone
For	15,959,524	10,769,508	24,351,536	5,280,802
Withhold	620,400	437,205	944,439	176,686
Total	16,579,924	11,206,713	25,295,975	5,457,488
Terence J. Toth
For	15,960,312	10,766,519	24,375,577	5,282,417
Withhold	619,612	440,194	920,398	175,071
Total	16,579,924	11,206,713	25,295,975	5,457,488

16	Nuveen Investments

Report of Independent

Registered Public Accounting Firm

To the Board of Directors and Shareholders of:

NASDAQ Premium Income & Growth Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

Dow 30SM Enhanced Premium & Income Fund Inc.

Global Income & Currency Fund Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NASDAQ Premium Income & Growth Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc., Dow 30SM Enhanced Premium & Income Fund Inc. and Global Income & Currency Fund Inc. (collectively referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the two years ended December 31, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the periods ended December 31, 2008 and prior, were audited by other independent auditors whose reports, dated February 27, 2009 for NASDAQ Premium Income & Growth Fund Inc., Dow 30SM Premium & Dividend Income Fund Inc., and Dow 30SM Enhanced Premium & Income Fund Inc., and March 13, 2009 for Global Income & Currency Fund Inc., expressed unqualified opinions on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

February 25, 2011

Nuveen Investments	17

QQQX

NASDAQ Premium Income  & Growth Fund Inc.

Portfolio of Investments

December 31, 2010

Shares	Description (1)	Value

	Common Stocks – 101.2%

	Aerospace & Defense – 1.7%

8,360	Boeing Company, (2)	$545,574
10,419	General Dynamics Corporation	739,332
18,683	L-3 Communications Holdings, Inc.	1,316,965
10,286	Lockheed Martin Corporation	719,094
4,449	Precision Castparts Corporation	619,345
8,962	United Technologies Corporation	705,489
	Total Aerospace & Defense	4,645,799
	Auto Components – 0.4%

41,030	Gentex Corporation	1,212,847
	Beverages – 0.2%

12,520	Hansen Natural Corporation	654,546
	Biotechnology – 6.8%

85,927	Amgen Inc., (2)	4,717,392
60,035	Biogen Idec Inc.	4,025,347
54,389	Celgene Corporation, (2)	3,216,565
168,034	Gilead Sciences, Inc.	6,089,552
25,796	Incyte Pharmaceuticals Inc.	427,182
	Total Biotechnology	18,476,038
	Capital Markets – 1.0%

6,475	Affiliated Managers Group Inc.	642,450
43,304	SEI Investments Company	1,030,202
17,202	T. Rowe Price Group Inc.	1,110,217
	Total Capital Markets	2,782,869
	Chemicals – 0.2%

17,348	Methanex Corporation	527,379
	Commercial Services & Supplies – 0.4%

14,951	Rino International Corporation	60,402
20,254	Tetra Tech, Inc.	507,565
6,497	United Stationers, Inc.	414,574
	Total Commercial Services & Supplies	982,541
	Communications Equipment – 10.9%

41,520	ADTRAN, Inc.	1,503,439
72,650	Arris Group Inc.	815,133
10,874	Blue Coat Systems Inc.	324,806
59,467	Brocade Communications Systems Inc.	314,580
277,197	Cisco Systems, Inc.	5,607,695
35,350	Interdigital Inc.	1,471,974
276,344	QUALCOMM, Inc.	13,676,265
81,394	Research In Motion Limited	4,731,433
137,661	Tellabs Inc.	933,342
	Total Communications Equipment	29,378,667
	Computers & Peripherals – 21.6%

172,484	Apple, Inc., (2)	55,636,439
153,341	Dell Inc.	2,077,771
25,216	STEC Inc.	445,062
20,520	Xyratex Limited	334,681
	Total Computers & Peripherals	58,493,953
	Consumer Finance – 0.6%

36,557	EZCORP, Inc.	991,791
11,413	World Acceptance Corporation	602,606
	Total Consumer Finance	1,594,397
	Containers & Packaging – 0.5%

38,265	Silgan Holdings, Inc.	1,370,270
	Distributors – 0.4%

20,543	LKQ Corporation	466,737
33,177	Pool Corporation	747,810
	Total Distributors	1,214,547

18	Nuveen Investments

Shares	Description (1)	Value

	Diversified Consumer Services – 1.0%

45,892	Career Education Corporation	$951,341
43,421	Corinthian Colleges Inc.	226,223
11,811	ITT Educational Services, Inc.	752,243
5,277	Strayer Education Inc.	803,265
	Total Diversified Consumer Services	2,733,072
	Diversified Telecommunication Services – 0.6%

38,122	Neutral Tandem Inc.	550,482
68,733	Windstream Corporation	958,138
	Total Diversified Telecommunication Services	1,508,620
	Electrical Equipment – 0.3%

15,128	Harbin Electric, Inc.	262,471
16,369	Woodward Governor Company	614,820
	Total Electrical Equipment	877,291
	Electronic Equipment & Instruments – 0.1%

8,888	Plexus Corporation	274,995
	Energy Equipment & Services – 0.1%

77,530	Hercules Offshore Inc., (2)	268,254
	Health Care Equipment & Supplies – 0.2%

12,216	Kinetic Concepts Inc.	511,606
	Health Care Providers & Services – 1.4%

6,408	Amedisys, Inc.	214,668
64,627	Express Scripts, Inc.	3,493,089
	Total Health Care Providers & Services	3,707,757
	Health Care Technology – 0.3%

12,138	Quality Systems Inc.	847,475
	Hotels, Restaurants & Leisure – 4.1%

19,940	Bob Evans Farms	657,222
13,842	CBRL Group Inc.	758,126
9,844	CTRIP.com	398,190
56,982	McDonald’s Corporation, (2)	4,373,938
152,353	Starbucks Corporation	4,895,102
	Total Hotels, Restaurants & Leisure	11,082,578
	Insurance – 0.1%

13,188	CNA Financial Corporation	356,735
	Internet & Catalog Retail – 3.5%

41,178	Amazon.com, Inc.	7,412,040
9,132	NetFlix.com Inc.	1,604,492
25,361	PetMed Express, Inc.	451,679
	Total Internet & Catalog Retail	9,468,211
	Internet Software & Services – 8.9%

47,481	Baidu.com, Inc., Sponsored ADR	4,583,341
145,391	Earthlink, Inc.	1,250,363
151,009	eBay Inc., (2)	4,202,580
20,646	Google Inc., Class A	12,263,105
13,512	Sohu.com Inc.	857,877
49,861	ValueClick, Inc.	799,272
	Total Internet Software & Services	23,956,538
	IT Services – 1.9%

15,159	Computer Sciences Corporation, (2)	751,886
51,452	CSG Systems International Inc., (2)	974,501
27,777	Henry Jack and Associates Inc.	809,700
15,181	International Business Machines Corporation (IBM)	2,227,964
8,781	ManTech International Corporation, Class A	362,919
	Total IT Services	5,126,970
	Life Sciences Tools & Services – 0.4%

3,448	Furiex Pharmaceuticals Inc.	49,824
41,293	Pharmaceutical Product Development Inc.	1,120,692
	Total Life Sciences Tools & Services	1,170,516

Nuveen Investments	19

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of Investments December 31, 2010

Shares	Description (1)	Value

	Machinery – 0.8%

9,112	Bucyrus International, Inc.	$814,613
5,791	Eaton Corporation	587,844
6,843	Nordson Corporation	628,735
	Total Machinery	2,031,192
	Media – 5.9%

271,500	Comcast Corporation, Class A	5,964,855
107,806	DIRECTV Group, Inc.	4,304,694
19,704	Focus Media Holding, Limited	432,109
230,737	News Corporation, Class A	3,359,531
23,992	News Corporation, Class B	393,949
20,598	Omnicom Group, Inc.	943,388
14,672	Scholastic Corporation	433,411
	Total Media	15,831,937
	Metals & Mining – 0.7%

11,471	Freeport-McMoRan Copper & Gold, Inc., (2)	1,377,552
29,741	Steel Dynamics Inc.	544,260
	Total Metals & Mining	1,921,812
	Multiline Retail – 0.2%

10,167	Dollar Tree Stores Inc.	570,165
	Office Electronics – 0.4%

105,120	Xerox Corporation	1,210,982
	Personal Products – 0.3%

17,355	USANA Health Sciences, Inc.	754,075
	Pharmaceuticals – 2.6%

38,952	Endo Pharmaceuticals Holdings Inc.	1,390,976
9,952	Perrigo Company	630,260
95,143	Teva Pharmaceutical Industries Limited, Sponsored ADR	4,959,805
	Total Pharmaceuticals	6,981,041
	Road & Rail – 1.0%

12,519	CSX Corporation	808,853
20,080	Heartland Express, Inc.	321,682
17,588	Landstar System	720,053
31,943	Werner Enterprises, Inc.	721,912
	Total Road & Rail	2,572,500
	Semiconductors & Equipment – 8.2%

12,196	Aixtron AG, Aachen SH	453,691
59,644	Amkor Technology Inc.	440,769
13,927	ASM Lithography Holding NV, (2)	533,961
12,148	Atheros Communications, Inc.	436,356
15,513	Canadian Solar, Inc.	192,206
98,476	Conexant Systems Inc.	160,516
5,373	Cree, Inc.	354,027
366,445	Intel Corporation	7,706,338
105,345	Intersil Holding Corporation, Class A	1,608,618
63,691	JA Solar Holdings Company, Limited	440,742
38,220	Micron Technology, Inc.	306,524
67,680	ON Semiconductor Corporation	668,678
23,163	Power Integrations Inc.	929,763
28,287	Skyworks Solutions Inc.	809,857
18,133	Tessera Technologies Inc.	401,646
69,887	Texas Instruments Incorporated	2,271,328
150,287	Xilinx, Inc.	4,355,317
	Total Semiconductors & Equipment	22,070,337
	Software – 11.3%

83,514	Adobe Systems Incorporated	2,570,561
157,961	CA Inc.	3,860,567
400,615	Microsoft Corporation	11,185,171
4,598	Microstrategy Inc.	392,991
315,524	Oracle Corporation, (2)	9,875,901
7,492	SAP AG, Sponsored ADR	379,170
137,799	Symantec Corporation	2,306,755
	Total Software	30,571,116

20	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 1.7%

13,914	Ascena Retail Group Inc.	$367,608
78,174	Rent-A-Center Inc.	2,523,457
9,542	Tiffany & Co	594,180
25,619	Tractor Supply Company	1,242,265
	Total Specialty Retail	4,727,510
	Textiles, Apparel & Luxury Goods – 0.5%

11,114	Deckers Outdoor Corporation	886,230
8,473	Phillips-Van Heusen Corporation	533,884
	Total Textiles, Apparel & Luxury Goods	1,420,114
	Total Investments (cost $205,138,146) – 101.2%	273,887,252
	Other Assets Less Liabilities – (1.2)% (3)	(3,353,234)
	Net Assets – 100%	$270,534,018

Investments in Derivatives

Call Options Written outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value

(100)	NASDAQ 100 INDEX	$(21,500,000)	1/22/11	$2,150.0	$(882,000)
(100)	NASDAQ 100 INDEX	(21,250,000)	1/22/11	2,125.0	(1,085,500)
(150)	NASDAQ 100 INDEX	(33,750,000)	2/19/11	2,250.0	(687,000)
(150)	NASDAQ 100 INDEX	(34,500,000)	2/19/11	2,300.0	(372,000)
(100)	NASDAQ 100 INDEX	(23,500,000)	2/19/11	2,350.0	(116,000)
(600)	Total Call Options Written (premium received $2,545,292)	$(134,500,000)			$(3,142,500)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged as collateral for call options written during and as of the end of the reporting period.

(3)	Other Assets Less Liabilities includes Value of derivative instruments as noted in Investments in Derivatives.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	21

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

Portfolio of Investments

December 31, 2010

Shares	Description (1)	Value

	Common Stocks – 100.2%

	Aerospace & Defense – 9.4%

112,850	Boeing Company	$7,364,591
112,850	United Technologies Corporation	8,883,551
	Total Aerospace & Defense	16,248,142
	Beverages – 4.3%

112,850	Coca-Cola Company	7,422,145
	Chemicals – 3.3%

112,850	E.I. Du Pont de Nemours and Company	5,628,958
	Communications Equipment – 1.3%

112,850	Cisco Systems, Inc., (2)	2,282,956
	Computers & Peripherals – 2.8%

112,850	Hewlett-Packard Company	4,750,985
	Consumer Finance – 2.8%

112,850	American Express Company	4,843,522
	Diversified Financial Services – 3.7%

112,850	Bank of America Corporation	1,505,419
112,850	JP Morgan Chase & Co.	4,787,097
	Total Diversified Financial Services	6,292,516
	Diversified Telecommunication Services – 4.3%

112,850	AT&T Inc.	3,315,533
112,850	Verizon Communications Inc.	4,037,773
	Total Diversified Telecommunication Services	7,353,306
	Food & Staples Retailing – 3.5%

112,850	Wal-Mart Stores, Inc..	6,086,001
	Food Products – 2.1%

112,850	Kraft Foods Inc.	3,555,904
	Hotels, Restaurants & Leisure – 5.0%

112,850	McDonald’s Corporation	8,662,366
	Household Products – 4.2%

112,850	Procter & Gamble Company	7,259,641
	Industrial Conglomerates – 6.8%

112,850	3M Co.	9,738,954
112,850	General Electric Company	2,064,027
	Total Industrial Conglomerates	11,802,981
	Insurance – 3.6%

112,850	Travelers Companies, Inc.	6,286,874
	IT Services – 9.6%

112,850	International Business Machines Corporation (IBM)	16,561,864
	Machinery – 6.1%

112,850	Caterpillar Inc.	10,569,530
	Media – 2.5%

112,850	Walt Disney Company	4,233,004
	Metals & Mining – 1.0%

112,850	Alcoa Inc.	1,736,762
	Oil, Gas & Consumable Fuels – 10.8%

112,850	Chevron Corporation	10,297,562
112,850	Exxon Mobil Corporation	8,251,592
	Total Oil, Gas & Consumable Fuels	18,549,154

22	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals – 7.6%

112,850	Johnson & Johnson			$6,979,773
112,850	Merck & Company Inc.			4,067,114
112,850	Pfizer Inc.			1,976,004
	Total Pharmaceuticals			13,022,891
	Semiconductors & Equipment – 1.4%

112,850	Intel Corporation			2,373,236
	Software – 1.8%

112,850	Microsoft Corporation			3,150,772
	Specialty Retail – 2.3%

112,850	Home Depot, Inc.			3,956,521
	Total Common Stocks (cost $144,684,821)			172,630,031

Principal Amount (000)	Description	Coupon	Maturity	Value
	Short-Term Investments – 1.2%

	U.S. Government and Agency Obligations – 1.2%

$1,000	U.S. Treasury Bills, (3)	0.000%	1/27/11	$999,970
1,000	U.S. Treasury Bills, (3)	0.000%	2/03/11	999,934
2,000	Total Short-Term Investments (cost $1,999,387)			1,999,904
	Total Investments (cost $146,684,208) – 101.4%			174,629,935
	Other Assets Less Liabilities – (1.4)% (4)			(2,336,845)
	Net Assets – 100%			$172,293,090

Investments in Derivatives

Call Options Written outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value
(520)	3M Company	$(4,597,590)	1/25/11	$88.4152	$(29,323)
(530)	Alcoa Inc.	(716,242)	1/11/11	13.5140	(100,017)
(530)	American Express Company	(2,359,560)	1/11/11	44.5200	(8,118)
(530)	AT&T Inc.	(1,557,999)	1/18/11	29.3962	(8,107)
(530)	Bank of America	(603,220)	1/11/11	11.3815	(104,468)
(530)	Boeing Company	(3,481,040)	1/11/11	65.6800	(45,859)
(530)	Caterpillar Inc.	(4,618,314)	1/11/11	87.1380	(353,888)
(530)	Chevron Corporation	(4,420,200)	1/11/11	83.4000	(419,336)
(530)	Cisco Systems Inc.	(1,058,410)	1/18/11	19.9700	(28,238)
(520)	Coca-Cola Company	(3,422,484)	1/25/11	65.8170	(46,033)
(530)	DuPont E.I. de Nemours and Company	(2,565,200)	1/11/11	48.4000	(93,857)
(530)	Exxon Mobil Corporation	(3,901,001)	1/18/11	73.6038	(37,097)
(530)	General Electric Company	(864,165)	1/11/11	16.3050	(105,913)
(520)	Hewlett-Packard Company	(2,225,600)	1/25/11	42.8000	(32,536)
(530)	Home Depot, Inc.	(1,649,164)	1/11/11	31.1163	(209,816)
(520)	IBM Corporation	(7,809,880)	1/25/11	150.1900	(60,206)
(520)	Intel Corporation	(1,149,928)	1/25/11	22.1140	(6,391)
(520)	Johnson & Johnson	(3,361,800)	1/25/11	64.6500	(1,809)
(520)	JP Morgan Chase & Co.	(2,184,520)	1/25/11	42.0100	(73,457)
(520)	Kraft Food Inc.	(1,681,248)	1/25/11	32.3317	(8,181)
(520)	McDonald’s Corporation	(4,129,840)	1/25/11	79.4200	(15,614)
(520)	Merck & Co. Inc.	(1,957,800)	1/25/11	37.6500	(6,317)
(530)	Microsoft Corporation	(1,467,040)	1/18/11	27.6800	(33,939)
(530)	Pfizer Inc.	(915,474)	1/18/11	17.2731	(23,952)
(530)	Procter and Gamble Company	(3,392,769)	1/18/11	64.0145	(48,215)
(530)	The Travelers Companies Inc.	(2,993,705)	1/18/11	56.4850	(32,033)
(530)	United Technologies Corporation	(4,287,700)	1/18/11	80.9000	(19,180)
(530)	Verizon Communications Inc.	(1,798,820)	1/18/11	33.9400	(79,329)
(530)	Wal-Mart Stores Inc.	(3,007,363)	1/18/11	56.7427	(108)
(530)	Walt Disney Company	(1,993,065)	1/11/11	37.6050	(22,823)
(15,800)	Total Call Options Written (premium received $1,051,663)	$(80,171,141)			$(2,054,160)

Nuveen Investments	23

DPD

Dow 30SM Premium & Dividend Income Fund Inc. (continued)

Portfolio of Investments December 31, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Other Assets Less Liabilities includes Value of derivative instruments as noted in Investments in Derivatives.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

24	Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Portfolio of Investments

December 31, 2010

Shares	Description (1)	Value

	Common Stocks – 93.6%

	Aerospace & Defense – 8.8%

185,150	Boeing Company	$12,082,889
185,150	United Technologies Corporation	14,575,008
	Total Aerospace & Defense	26,657,897
	Beverages – 4.0%

185,150	Coca-Cola Company	12,177,316
	Chemicals – 3.1%

185,150	E.I. Du Pont de Nemours and Company	9,235,282
	Communications Equipment – 1.2%

185,150	Cisco Systems, Inc. , (2)	3,745,585
	Computers & Peripherals – 2.6%

185,150	Hewlett-Packard Company	7,794,815
	Consumer Finance – 2.6%

185,150	American Express Company	7,946,638
	Diversified Financial Services – 3.4%

185,150	Bank of America Corporation	2,469,901
185,150	JP Morgan Chase & Co.	7,854,063
	Total Diversified Financial Services	10,323,964
	Diversified Telecommunication Services – 4.0%

185,150	AT&T Inc.	5,439,707
185,150	Verizon Communications Inc.	6,624,667
	Total Diversified Telecommunication Services	12,064,374
	Food & Staples Retailing – 3.3%

185,150	Wal-Mart Stores, Inc.	9,985,139
	Food Products – 1.9%

185,150	Kraft Foods Inc.	5,834,076
	Hotels, Restaurants & Leisure – 4.7%

185,150	McDonald’s Corporation	14,212,114
	Household Products – 3.9%

185,150	Procter & Gamble Company	11,910,700
	Industrial Conglomerates – 6.4%

185,150	3M Co.	15,978,445
185,150	General Electric Company	3,386,393
	Total Industrial Conglomerates	19,364,838
	Insurance – 3.4%

185,150	Travelers Companies, Inc.	10,314,707
	IT Services – 9.0%

185,150	International Business Machines Corporation (IBM)	27,172,614
	Machinery – 5.7%

185,150	Caterpillar Inc.	17,341,149
	Media – 2.3%

185,150	Walt Disney Company	6,944,977
	Metals & Mining – 0.9%

185,150	Alcoa Inc.	2,849,458
	Oil, Gas & Consumable Fuels – 10.1%

185,150	Chevron Corporation	16,894,938
185,150	Exxon Mobil Corporation	13,538,168
	Total Oil, Gas & Consumable Fuels	30,433,106

Nuveen Investments	25

DPO

Dow 30SM Enhanced Premium & Income Fund Inc. (continued)

Portfolio of Investments December 31, 2010

Shares	Description (1)			Value

	Pharmaceuticals – 7.1%

185,150	Johnson & Johnson			$11,451,528
185,150	Merck & Company Inc.			6,672,806
185,150	Pfizer Inc.			3,241,976
	Total Pharmaceuticals			21,366,310
	Semiconductors & Equipment – 1.3%

185,150	Intel Corporation			3,893,704
	Software – 1.7%

185,150	Microsoft Corporation			5,169,388
	Specialty Retail – 2.2%

185,150	Home Depot, Inc.			6,491,359
	Total Common Stocks (cost $297,816,126)			283,229,510

Principal Amount (000)	Description	Coupon	Maturity	Value
	Short-Term Investments – 4.3%
	Euro Dollar Time Deposit – 1.6%

$4,946	State Street Bank Euro Dollar Time Deposit	0.010%	1/03/11	$4,946,158
	U.S. Government and Agency Obligations – 2.7%

8,000	U.S. Treasury Bills, (3)	0.000%	2/03/11	7,999,472
$12,946	Total Short-Term Investments (cost $12,943,909)			12,945,630
	Total Investments (cost $310,760,035) – 97.9%			296,175,140
	Other Assets Less Liabilities – 2.1% (4)			6,481,678
	Net Assets – 100%			$302,656,818

Investments in Derivatives

Call Options Written outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value

(1,200)	3M Company	$(10,609,824)	1/25/11	$88.4152	$(67,668)
(1,200)	Alcoa Inc.	(1,621,680)	1/11/11	13.5140	(226,454)
(1,200)	American Express Company	(5,342,400)	1/11/11	44.5200	(18,380)
(1,200)	AT&T Inc.	(3,527,544)	1/18/11	29.3962	(18,354)
(1,200)	Bank of America	(1,365,780)	1/11/11	11.3815	(236,531)
(1,200)	Boeing Company	(7,881,600)	1/11/11	65.6800	(103,831)
(1,200)	Caterpillar Inc.	(10,456,560)	1/11/11	87.1380	(801,256)
(1,200)	Chevron Corporation	(10,008,000)	1/11/11	83.4000	(949,439)
(1,200)	Cisco Systems Inc.	(2,396,400)	1/18/11	19.9700	(63,936)
(1,200)	Coca-Cola Company	(7,898,040)	1/25/11	65.8170	(106,229)
(1,200)	DuPont E.I. de Nemours and Company	(5,808,000)	1/11/11	48.4000	(212,507)
(1,200)	Exxon Mobil Corporation	(8,832,456)	1/18/11	73.6038	(83,992)
(1,200)	General Electric Company	(1,956,600)	1/11/11	16.3050	(239,803)
(1,200)	Hewlett-Packard Company	(5,136,000)	1/25/11	42.8000	(75,084)
(1,200)	Home Depot, Inc.	(3,733,956)	1/11/11	31.1163	(475,055)
(1,200)	IBM Corporation	(18,022,800)	1/25/11	150.1900	(138,938)
(1,200)	Intel Corporation	(2,653,680)	1/25/11	22.1140	(14,749)
(1,200)	Johnson & Johnson	(7,758,000)	1/25/11	64.6500	(4,175)
(1,200)	JP Morgan Chase & Co.	(5,041,200)	1/25/11	42.0100	(169,517)
(1,200)	Kraft Food Inc.	(3,879,804)	1/25/11	32.3317	(18,880)
(1,200)	McDonald’s Corporation	(9,530,400)	1/25/11	79.4200	(36,033)
(1,200)	Merck & Co. Inc.	(4,518,000)	1/25/11	37.6500	(14,578)
(1,200)	Microsoft Corporation	(3,321,600)	1/18/11	27.6800	(76,843)
(1,200)	Pfizer Inc.	(2,072,772)	1/18/11	17.2731	(54,230)
(1,200)	Procter and Gamble Company	(7,681,740)	1/18/11	64.0145	(109,167)
(1,200)	The Travelers Companies Inc.	(6,778,200)	1/18/11	56.4850	(72,527)
(1,200)	United Technologies Corporation	(9,708,000)	1/18/11	80.9000	(43,426)
(1,200)	Verizon Communications Inc.	(4,072,800)	1/18/11	33.9400	(179,614)
(1,200)	Wal-Mart Stores Inc.	(6,809,124)	1/18/11	56.7427	(244)
(1,200)	Walt Disney Company	(4,512,600)	1/11/11	37.6050	(51,674)
(36,000)	Total Call Options Written (premium received $2,396,760)	$(182,935,560)			$(4,663,114)

26	Nuveen Investments

Total Return Swaps outstanding at December 31, 2010:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
BNP Paribas	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 40 basis points	6/28/11	$46,100,199	$5,572,501
JPMorgan Chase	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 40 basis points	6/28/11	46,100,199	5,572,500
					$11,145,001

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

USD-LIBOR-BBA	United States Dollar – London Inter-Bank Offered Rate – British Bankers Association.

See accompanying notes to financial statements.

Nuveen Investments	27

GCF

Global Income & Currency Fund Inc.

Portfolio of Investments

December 31, 2010

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 98.2%

		Sovereign Debt – 48.8%

		Malaysia – 10.7%

30,000	MYR	Bank Negara Malaysia Monetary Note	0.000%	4/05/11	A	$9,661,002
		Mexico – 12.8%

143,000	MXN	Mexican Treasury Bills	0.000%	2/10/11	A	11,519,200
		South Africa – 13.1%

74,000	ZAR	Republic of South Africa	13.000%	8/31/11	A3	11,759,580
		Turkey – 12.2%

17,000	TRY	Republic of Turkey, Government Bond	0.000%	2/02/11	BB+	10,979,204
		Total Sovereign Debt				43,918,986
		U.S. Government and Agency Obligations – 47.9%

$ 3,000		Federal Farm Credit Banks, Consolidated Systemwide Notes	1.800%	3/17/11	AAA	3,009,999
4,000		Federal Home Loan Bank Bonds	0.375%	1/06/11	AAA	4,000,048
5,500		Federal Home Loan Banks, Discount Notes	0.000%	1/21/11	AAA	5,499,572
2,000		Federal Home Loan Banks, Discount Notes	0.000%	2/03/11	AAA	1,999,880
3,300		Federal Home Loan Banks, Discount Notes	0.000%	3/25/11	N/R	3,299,333
1,017		Federal Home Loan Banks, Discount Notes	0.000%	4/28/11	AAA	1,016,676
3,300		Federal Home Loan Banks, Discount Notes	0.000%	5/27/11	AAA	3,298,416
5,000		Federal Home Loan Banks, Discount Notes	0.000%	6/15/11	AAA	4,996,605
4,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	1/31/11	N/R	3,999,450
2,000		Federal National Mortgage Association	0.000%	1/18/11	AAA	1,999,966
2,000		Federal National Mortgage Association	0.000%	4/01/11	AAA	1,999,512
5,000		U.S. Treasury Bills, (5)	0.000%	7/28/11	AAA	4,994,650
3,000		U.S. Treasury Notes	0.875%	2/28/11	AAA	3,003,633
43,117		Total U.S. Government and Agency Obligations				43,117,740
		Investment Companies – 1.5%

1,370		AIM Short Term Investment Trust Prime Portfolio	0.000%	N/A	N/R	1,370,086
		Total Short-Term Investments (cost $87,184,163)				88,406,812
		Total Investments (cost $87,184,163) – 98.2%				88,406,812
		Other Assets Less Liabilities – 1.8% (4)				1,611,317
		Net Assets – 100%				$90,018,129

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2010:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
BNP Paribas	Brazilian Real	19,356,900	U.S. Dollar	11,313,209	1/04/11	$ (347,575)
HSBC	Euro	8,250,000	U.S. Dollar	11,217,690	1/18/11	193,477
BNP Paribas	Japanese Yen	919,119,400	U.S. Dollar	11,300,000	1/05/11	(20,599)
Deutsche Bank	Malaysian Ringgit	29,683,586	U.S. Dollar	9,418,128	4/07/11	(151,020)
BNP Paribas	Mexican Peso	143,000,000	U.S. Dollar	11,380,657	2/10/11	(168,916)
BNP Paribas	Pound Sterling	7,000,000	U.S. Dollar	11,067,350	1/26/11	155,348
HSBC	South African Rand	80,000,000	U.S. Dollar	11,163,518	1/31/11	(931,998)
Morgan Stanley	Swiss Franc	11,170,369	U.S. Dollar	11,230,000	1/26/11	(720,183)
BNP Paribas	Turkish Lira	17,000,000	U.S. Dollar	11,540,681	2/02/11	568,212
HSBC	U.S. Dollar	11,237,603	Australian Dollar	11,450,000	2/07/11	425,714
Deutsche Bank	U.S. Dollar	11,300,000	Brazilian Real	19,356,900	1/04/11	360,783
BNP Paribas	U.S. Dollar	11,239,635	Brazilian Real	19,356,900	2/02/11	343,469
Morgan Stanley	U.S. Dollar	5,593,332	Indian Rupee	255,000,000	2/10/11	71,581
BNP Paribas	U.S. Dollar	6,643,031	Japanese Yen	549,000,000	1/05/11	118,886

28	Nuveen Investments

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2010 (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Morgan Stanley	U.S. Dollar	4,397,284	Japanese Yen	370,119,400	1/05/11	$ 161,398
HSBC	U.S. Dollar	11,528,539	Mexican Peso	143,000,000	2/10/11	21,033
BNP Paribas	U.S. Dollar	11,520,273	South African Rand	80,000,000	1/31/11	575,244
Morgan Stanley	U.S. Dollar	5,717,639	Swiss Franc	5,584,990	1/26/11	257,245
Morgan Stanley	U.S. Dollar	5,640,425	Swiss Franc	5,585,386	1/26/11	334,881
						$1,246,980

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Other Assets Less Liabilities includes Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

N/R	Not rated.

N/A	Not applicable.

MYR	Malaysian Ringgit

MXN	Mexican Peso

ZAR	South African Rand

TRY	Turkish Lira

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of

Assets & Liabilities

December 31, 2010

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Assets
Long-term investments, at value (cost $205,138,146, $144,684,821, $297,816,126 and $-, respectively)	$273,887,252	$172,630,031	$283,229,510	$–
Short-term investments, at value (cost $-, $1,999,387, $12,943,909 and $87,184,163, respectively)	–	1,999,904	12,945,630	88,406,812
Cash	136,479	–	–	–
Cash denominated in foreign currencies (cost $-,$-,$- and $5,509, respectively)	–	–	–	5,181
Unrealized appreciation on total return swaps	–	–	11,145,001	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–	3,587,271
Receivables:
Dividends	38,810	170,686	280,039	–
Interest	–	–	–	523,932
Investments sold	–	–	172,800	–
Other assets	29,053	18,901	31,235	12,071
Total assets	274,091,594	174,819,522	307,804,215	92,535,267
Liabilities
Cash overdraft	–	169,265	–	–
Call options written, at value (premiums received $2,545,292, $1,051,663, $2,396,760 and $-, respectively)	3,142,500	2,054,160	4,663,114	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–	2,340,291
Accrued expenses:
Management fees	204,041	117,631	213,505	61,159
Other	211,035	185,376	270,778	115,688
Total liabilities	3,557,576	2,526,432	5,147,397	2,517,138
Net assets	$270,534,018	$172,293,090	$302,656,818	$90,018,129
Shares outstanding	18,445,346	11,973,406	27,678,519	5,642,617
Net asset value per share outstanding	$14.67	$14.39	$10.93	$15.95
Net assets consist of:
Shares, $.001 par value per share	$18,445	$11,973	$27,679	$5,643
Paid-in surplus	224,689,056	153,311,083	379,083,723	92,867,197
Undistributed (Over-distribution of) net investment income	–	–	–	(854,367)
Accumulated net realized gain (loss)	(22,325,381)	(7,973,196)	(70,748,336)	(4,498,323)
Net unrealized appreciation (depreciation)	68,151,898	26,943,230	(5,706,248)	2,497,979
Net assets	$270,534,018	$172,293,090	$302,656,818	$90,018,129
Authorized shares	100,000,000	100,000,000	100,000,000	100,000,000

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

Operations

Year Ended December 31, 2010

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Investment Income
Dividends (net of foreign tax withheld of $16,317, $-, $- and $-, respectively)	$2,132,628	$4,417,242	$7,064,834	$392
Interest	2,520	1,053	11,135	1,332,736
Total investment income	2,135,148	4,418,295	7,075,969	1,333,128
Expenses
Management fees	2,311,677	1,471,604	2,544,957	824,394
Shareholders’ servicing agent fees and expenses	37,808	31,979	46,285	23,500
Custodian’s fees and expenses	13,387	10,605	15,206	16,232
Directors’ fees and expenses	58,868	54,852	54,569	52,907
Professional fees	70,573	37,496	51,696	85,927
Accounting services	45,187	28,731	43,876	18,455
Shareholders’ reports – printing and mailing expenses	52,244	38,850	72,030	26,074
Licensing fees	101,599	32,526	55,239	–
Investor relations expense	45,248	42,368	81,921	10,579
Insurance	29,092	16,970	28,828	11,044
Other expenses	25,138	41,924	27,617	48,622
Total expenses before custodian fee credit and expense reimbursement	2,790,821	1,807,905	3,022,224	1,117,734
Custodian fee credit	(39)	(2)	–	(26)
Expense reimbursement	–	–	–	–
Net expenses	2,790,782	1,807,903	3,022,224	1,117,708
Net investment income (loss)	(655,634)	2,610,392	4,053,745	215,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,640,425	865,675	(1,110,606)	2,353,268
Forward foreign currency exchange contracts	–	–	–	1,451,739
Call options written	(7,001,781)	1,788,425	4,029,546	–
Swaps	–	–	16,109,410	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	37,045,270	16,664,997	29,433,016	(910,318)
Forward foreign currency exchange contracts	–	–	–	2,588,463
Call options written	92,906	(1,731,158)	(3,887,100)	–
Swaps	–	–	(4,087,527)	–
Net realized and unrealized gain (loss)	34,776,820	17,587,939	40,486,739	5,483,152
Net increase (decrease) in net assets from operations	$34,121,186	$20,198,331	$44,540,484	$5,698,572

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of

Changes in Net Assets

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)		Global Income & Currency (GCF)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income (loss)	$(655,634)	$(880,508)	$2,610,392	$3,012,214	$4,053,745	$5,381,536	$215,420	$1,804,896
Net realized gain (loss) from:
Investments and foreign currency	4,640,425	(2,769,187)	865,675	(10,182,257)	(1,110,606)	(41,611,961)	2,353,268	(8,637,045)
Forward foreign currency exchange contracts	–	–	–	–	–	–	1,451,739	3,213,692
Call options written	(7,001,781)	(10,654,562)	1,788,425	(441,306)	4,029,546	56,089	–	128,013
Swaps	–	–	–	–	16,109,410	(34,434,412)	–	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	37,045,270	101,898,441	16,664,997	37,570,562	29,433,016	85,978,398	(910,318)	6,113,634
Forward foreign currency exchange contracts	–	–	–	–	–	–	2,588,463	(1,413,165)
Call options written	92,906	(2,457,314)	(1,731,158)	(146,163)	(3,887,100)	(545,337)	–	26,873
Swaps	–	–	–	–	(4,087,527)	49,477,934	–	–
Net increase (decrease) in net assets from operations	34,121,186	85,136,870	20,198,331	29,813,050	44,540,484	64,302,247	5,698,572	1,236,898
Distributions to Shareholders
From net investment income	–	–	(4,102,297)	(3,012,214)	(17,310,225)	(5,384,581)	(4,697,479)	–
Return of capital	(23,314,917)	(33,880,983)	(10,625,600)	(18,136,376)	(10,867,638)	(49,060,320)	–	(5,145,167)
Decrease in net assets from distributions to shareholders	(23,314,917)	(33,880,983)	(14,727,897)	(21,148,590)	(28,177,863)	(54,444,901)	(4,697,479)	(5,145,167)
Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	–	2,181,331	1,425,716	3,205,043	1,123,481	6,685,670	–	–
Cost of shares repurchased (1)	–	–	–	–	–	–	(9,840,672)	(5,391,824)
Net increase (decrease) in net assets from capital share transactions	–	2,181,331	1,425,716	3,205,043	1,123,481	6,685,670	(9,840,672)	(5,391,824)
Net increase (decrease) in net assets	10,806,269	53,437,218	6,896,150	11,869,503	17,486,102	16,543,016	(8,839,579)	(9,300,093)
Net assets at the beginning of year	259,727,749	206,290,531	165,396,940	153,527,437	285,170,716	268,627,700	98,857,708	108,157,801
Net assets at the end of year	$270,534,018	$259,727,749	$172,293,090	$165,396,940	$302,656,818	$285,170,716	$90,018,129	$98,857,708
Undistributed (Over-distribution of) net investment income at the end of year	$–	$(55,628)	$–	$–	$–	$(61,020)	$(854,367)	$(2,090,119)
(1)	Including $27,631 and $29,698 of repurchase fees, in each of the fiscal years ended December 31, 2010 and 2009, for Global Income & Currency (GCF).

See accompanying notes to financial statements.

32	Nuveen Investments

Financial

Highlights

Nuveen Investments	33

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)		Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2010	$14.08	$(.04)	$1.89		$1.85	$–	$–	$(1.26)	$(1.26)	$–	$14.67	$14.10
2009	11.28	(.05)	4.70		4.65	–	–	(1.85)	(1.85)	–	14.08	14.40
2008	20.63	(.08)	(7.42)		(7.50)	(.27)	–	(1.58)	(1.85)	–	11.28	9.29
2007(d)	19.10	(.07)	3.34		3.27	–	–	(1.70)	(1.70)	(.04)	20.63	18.26

Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2010	13.93	.22	1.48		1.70	(.35)	–	(.89)	(1.24)	–	14.39	14.53
2009	13.20	.26	2.27		2.53	(.26)	–	(1.54)	(1.80)	–	13.93	14.74
2008	19.95	.29	(5.24)		(4.95)	(.29)	(1.43)	(.08)	(1.80)	–	13.20	12.99
2007	20.14	.25	1.36		1.61	(.47)	(.04)	(1.29)	(1.80)	–	19.95	17.91
2006	19.13	.25	2.56		2.81	(.25)	–	(1.55)	(1.80)	– **	20.14	20.96

Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2010	10.35	.15	1.45		1.60	(.63)	–	(.39)	(1.02)	–	10.93	10.38
2009	9.99	.20	2.16		2.36	(.20)	–	(1.80)	(2.00)	–	10.35	10.94
2008	17.75	.26	(6.02)		(5.76)	(.26)	–	(1.74)	(2.00)	– **	9.99	8.89
2007(e)	19.10	.15	(.48)		(.33)	(.15)	(.05)	(.80)	(1.00)	(.02)	17.75	15.98

Global Income & Currency (GCF)
Year Ended 12/31:
2010	15.77	.04	.95	^	.99	(.81)	–	–	(.81)	–	15.95	14.47
2009	16.39	.28	(.09	)^	.19	–	–	(.81)	(.81)	–	15.77	14.04
2008	18.58	.78	(1.52	)^	(.74)	(1.03)	–	(.42)	(1.45)	–	16.39	13.97
2007	19.09	1.16	.35	^	1.51	(2.02)	–	–	(2.02)	–	18.58	17.55
2006(f)	19.10	.71	.30		1.01	(.74)	(.21)	(.03)	(.98)	(.04)	19.09	18.05

34	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

7.46%	14.05%	$270,534	1.08%		(.25)%		1.08%		(.25)%		33%
79.21	44.32	259,728	1.11		(.38)		1.11		(.38)		0
(41.45)	(37.07)	206,291	1.05		(.47)		1.05		(.47)		19
(.30)	17.95	377,248	1.06	*	(.36	)*	1.06	*	(.36	)*	31

7.87	13.03	172,293	1.10		1.59		1.10		1.59		0
29.66	20.59	165,397	1.14		2.02		1.14		2.02		6
(18.80)	(25.93)	153,527	1.08		1.72		1.08		1.72		11
(6.48)	8.42	230,464	1.07		1.23		1.07		1.23		0
(26.74)	15.54	231,007	1.10		1.30		1.10		1.30		0

4.95	16.67	302,657	1.06		1.43		1.06		1.43		0
50.23	26.48	285,171	1.08		2.11		1.08		2.11		6
(35.09)	(34.33)	268,628	1.03		1.83		1.03		1.83		12
(15.38)	(1.58)	475,312	1.03	*	1.38	*	1.03	*	1.38	*	8

8.96	6.49	90,018	1.20		.23		1.20		.23		0
6.44	1.90	98,858	1.22		1.71		1.22		1.71		0
(12.52)	(3.06)	108,158	1.20		4.35		1.20		4.35		0
8.49	8.60	129,045	1.16		5.99		1.16		5.99		0
(4.76)	5.48	140,415	1.19	*	5.45	*	1.19	*	5.45	*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the fiscal year ended December 31, 2010, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal year ended December 31, 2010, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended prior to December 31, 2010, the Fund’s Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash deposit with the custodian bank, where applicable.
(d)	For the period January 30, 2007 (commencement of operations) through December 31,2007.
(e)	For the period May 30, 2007 (commencement of operations) through December 31,2007.
(f)	For the period April 28, 2006 (commencement of operations) through December 31,2006.
*	Annualized.
**	Rounds to less than $.01 per share.
^	Includes repurchase offer fees, which are less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	35

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are NASDAQ Premium Income & Growth Fund Inc. (QQQX), Dow 30SM Premium & Dividend Income Fund Inc. (DPD), Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) and Global Income & Currency Fund Inc. (GCF) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

After the close of business on October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD), Dow 30SM Enhanced Premium & Income (DPO) and Global Income & Currency (GCF), and after the close of business on October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), assumed the role of investment adviser for the Funds from IQ Investment Advisers LLC (“IQ Advisors”) following a vote by shareholders of each Fund. The transition from IQ Advisors to the Advisor did not result in any change to the Funds’ investment objectives or principal investment strategies.

Effective January 1, 2011, Nuveen Asset Management, the Funds’ Adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the sub-adviser for Global Income & Currency (GCF).

NASDAQ Premium Income & Growth’s (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the “NASDAQ Investment Portfolio”) designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index. Second, in attempting to generate premium income and reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund’s net assets.

Dow 30SM Premium & Dividend Income’s (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM (“DJIA”) (the “Stocks”) in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the “Other Instruments”). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income’s (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA (“Dow Stocks”). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks (“Additional Dow Exposure”). The Dow Stocks and the Additional Dow Exposure are collectively referred to as “Total Dow Exposure.” The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks (“Options”). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund’s Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

Global Income & Currency’s (GCF) investment objective is to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund’s portfolio will be comprised of short-term fixed income securities and investments in other instruments that provide long and short exposure to the eligible currencies selected by the Fund’s sub-adviser using the investment process described in its prospectus. In implementing its investment strategy, the Fund’s sub-adviser begins the investment process by investing all or substantially all of the Fund’s assets primarily in short-term debt securities, including, but not limited to, foreign sovereign debt securities, securities issued by U.S. Government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the Fund’s sub-adviser believes are appropriate investments for the Fund (the “Debt Securities”). Following its investment in the Debt Securities, the Fund’s sub-adviser generally will make investments in forward contracts and other instruments that provide exposure to selected foreign currencies.

36	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, total return swaps and forward foreign currency exchange contracts are provided by a pricing service approved by the Fund’s Board of Directors. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities, total return swaps and forward foreign currency exchange contracts the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 2.

The values of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Euro dollar time deposits are valued at contract amount plus interest, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them it in a current sale. A variety of factors may be considered in determining the fair value of such these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Nuveen Investments	37

Notes to

Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

NASDAQ Premium Income & Growth (QQQX) and Global Income & Currency (GCF) make quarterly cash distributions and Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) make monthly to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly/monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from a Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options written, swaps and swaptions written, respectively ” when applicable.

38	Nuveen Investments

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a componet of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a componet of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities.

Global Income & Currency (GCF) entered into forward foreign currency exchange contracts during the fiscal year ended December 31, 2010, buying currencies expected to appreciate and selling currencies expected to depreciate. The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2010, were as follows:

Global Income & Currency (GCF)
Average number of forward foreign currency exchange contracts outstanding	16

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Call and/or Put options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call and/or put options purchased” on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The following Funds wrote call options during the fiscal year ended December 31, 2010, to enhance returns while foregoing some upside potential.

The Funds did not purchase call or put options during the fiscal year ended December 31, 2010. The average notional amount of call option written during the fiscal year ended December 31, 2010, were as follows:

	NASDAQ* Premium Income & Growth (QQQX)	Dow 30SM** Premium & Dividend Income (DPD)	Dow 30SM** Enhanced Premium & Income (DPO)
Average notional amount of call options written	$(125,912,500)	$(76,675,488)	$(171,849,106)

*	The Fund wrote call options on a broad equity index.
**	The Fund wrote call options on individual stocks.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on options activity.

Nuveen Investments	39

Notes to

Financial Statements (continued)

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may enter into a total return swap contract to manage its exposure to the market or certain sectors of the market, or to create exposure to certain debt securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on total return swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Funds’ basis in the swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of “Total return swap premiums paid and/or received” on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2010, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the DJIA while paying a floating rate of interest; adding leverage and equity exposure to the Fund. The average notional amount of total return swap contacts outstanding during the fiscal year ended December 31, 2010, were as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swaps outstanding	$85,720,239

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’

40	Nuveen Investments

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2010:

NASDAQ Premium Income & Growth (QQQX)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$273,887,252	$–	$–	$273,887,252
Derivatives:
Call Options Written	(3,142,500)	–	–	(3,142,500)
Total	$270,744,752	$–	$–	$270,744,752

Dow 30SM Premium & Dividend Income (DPD)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$172,630,031	$–	$–	$172,630,031
Short-Term Investments	–	1,999,904	–	1,999,904
Derivatives:
Call Options Written	–	(2,054,160)	–	(2,054,160)
Total	$172,630,031	$(54,256)	$–	$172,575,775

Dow 30SM Enhanced Premium & Income (DPO)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$283,229,510	$–	$–	$283,229,510
Short-Term Investments	4,946,158	7,999,472	–	12,945,630
Derivatives:
Call Options Written	–	(4,663,114)	–	(4,663,114)
Total Return Swaps*	–	11,145,001	–	11,145,001
Total	$288,175,668	$14,481,359	$–	$302,657,027

Global Income & Currency (GCF)	Level 1	Level 2	Level 3	Total
Investments:
Short-Term Investments	$1,370,086	$87,036,726	$–	$88,406,812
Derivatives:
Forward Foreign Currency Exchange Contracts	–	1,246,980	–	1,246,980
Total	$1,370,086	$88,283,706	$–	$89,653,792

* Represents net unrealized appreciation (depreciation).

During the fiscal year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

Nuveen Investments	41

Notes to

Financial Statements (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

NASDAQ Premium Income & Growth (QQQX)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	–	$ –	Call options written, at value	$3,142,500

Dow 30SM Premium & Dividend Income (DPD)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	–	$ –	Call options written, at value	$2,054,160

Dow 30SM Enhanced Premium & Income (DPO)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	–	$ –	Call options written, at value	$4,663,114
Equity Price	Swaps	Unrealized appreciation on total return swaps*	11,145,001	Unrealized depreciation on total return swaps	—

		Location on the Statement of Assets and Liabilities
Global Income & Currency (GCF)		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts*	$3,587,271	Unrealized depreciation on forward foreign currency exchange contracts*	$2,340,291

* Value represents cumulative gross appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)
Risk Exposure
Foreign Currency Exchange Rate	$1,451,739

Net Realized Gain (Loss) from Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$(7,001,781)	$1,788,425	$4,029,546

Net Realized Gain (Loss) from Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$16,109,410

42	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)
Risk Exposure
Foreign Currency Exchange Rate	$2,588,463

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$92,906	$(1,731,158)	$(3,887,100)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$(4,087,527)

4. Fund Shares

During the fiscal year ended December 31, 2010, the Funds’ Board of Directors approved a share repurchase program for QQQX, DPD and DPO. GCF, as an interval Fund, is required to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV (less repurchase fee not to exceed 2%).

QQQX, DPD and DPO have not repurchased any of their outstanding shares since the inception of their repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)		Global Income & Currency (GCF)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Shares issued to shareholders due to reinvestment of distributions	–	–	104,158	–	114,689	–	–	–
Shares repurchased	–	–	–	–	–	–	(626,957)	329,977

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended December 31, 2010, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Purchases	$84,876,965	$–	$–	$–
Sales and maturities	114,220,315	7,165,551	7,466,151	–

Transactions in call options written during the fiscal year ended December 31, 2010, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Call options outstanding, beginning of year	650	$2,121,886	17,010	$1,318,794	37,700	$2,927,534
Call options written	3,900	15,316,323	155,400	10,594,372	348,000	23,745,542
Call options terminated in closing purchase transactions	(3,725)	(13,980,868)	(55,250)	(4,124,254)	(123,100)	(9,198,390)
Call options expired	(225)	(912,049)	(101,360)	(6,737,249)	(226,600)	(15,077,926)
Call options outstanding, end of year	600	$2,545,292	15,800	$1,051,663	36,000	$2,396,760

Nuveen Investments	43

Notes to

Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Cost of investments	$205,245,697	$146,684,495	$310,818,430	$87,184,163
Gross unrealized:
Appreciation	$81,135,828	$38,063,036	$24,863,982	$1,388,173
Depreciation	(12,494,273)	(10,117,596)	(39,507,272)	(165,524)
Net unrealized appreciation (depreciation) of investments	$68,641,555	$27,945,440	$(14,643,290)	$1,222,649

Permanent differences, primarily due to return of capital distributions, foreign currency reclasses, net operating losses and tax basis earning and profits adjustments resulted in reclassifications among the Funds’ components of net assets at December 31, 2010, the Funds’ tax year-end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Paid-in surplus	$(24,026,179)	$(12,117,505)	$(24,185,138)	$(3,092,476)
Undistributed (Over-distribution of) net investment income	24,026,179	12,117,505	24,185,138	5,717,810
Accumulated net realized gain (loss)	–	–	–	(2,625,334)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds’ tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Undistributed net ordinary income	$–	$–	$–	$–
Undistributed net long-term capital gains	–	–	–	–

The tax character of distributions paid during the Funds’ tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Distributions from net ordinary income*	$–	$4,102,297	$17,310,225	$4,697,479
Distributions from net long-term capital gains	–	–	–	–
Return of capital	23,314,917	10,625,600	10,867,638	–

2009	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Distributions from net ordinary income*	$–	$3,012,214	$5,384,581	$–
Distributions from net long-term capital gains	–	–	–	–
Return of capital	33,880,983	18,136,376	49,060,320	5,145,167

* Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

44	Nuveen Investments

At December 31, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Expiration:
December 31, 2015	$4,607,477	$–	$–	$–
December 31, 2016	–	–	–	3,232,706
December 31, 2017	14,092,780	7,972,909	70,689,942	2,772
December 31, 2018	4,114,782	–	–	–
Total	$22,815,039	$7,972,909	$70,689,942	$3,235,478

During the tax year ended December 31, 2010, the following Funds utilized capital loss carryforwards as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)	Global Income & Currency (GCF)
Utilized capital loss carryforwards	$1,491,905	$13,317,500	$3,258,495

7. Management Fees and Other Transactions with Affiliates

During the period January 1, 2010, through October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD), Dow 30SM Enhanced Premium & Income (DPO) and Global Income & Currency (GCF), and the period January 1, 2010, through October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), each Fund was entered into an Investment Advisory and Management Agreement with IQ Advisors, an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly-owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors was responsible for the investment advisory, management and administrative services to the Funds. In addition, IQ Advisors provided the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund paid a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes.

During the period January 1, 2010, through October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO), and the period January 1, 2010, through October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), IQ Advisors was entered into a Sub-advisory Agreement for each Fund with Nuveen HydePark Group, LLC (“HydePark”) a subsidiary of Nuveen. Pursuant to the agreement, HydePark provided certain investment advisory services to IQ Advisors with respect to each Fund. For such services, IQ Advisors paid HydePark a monthly fee at an annual rate equal to .39% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There was no increase in aggregate fees paid by the Funds for these services.

During the period January 1, 2010, through October 6, 2010, for Global Currency and Income (GCF), IQ Advisors was entered into a Sub-advisory Agreement with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. Pursuant to the agreement, Nuveen Asset Management provided certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors paid Nuveen Asset Management a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There was no increase in aggregate fees paid by the Fund for these services.

During the period January 1, 2010, through October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD), Dow 30SM Enhanced Premium & Income (DPO) and Global Income & Currency (GCF), and the period January 1, 2010, through October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), IQ Advisors was entered into an Administration Agreement for each Fund with Princeton Administrators, LLC (the “Administrator”). Each Administration Agreement provided that IQ Advisors pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There was no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

During the period January 1, 2010, through October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD), Dow 30SM Enhanced Premium & Income (DPO) and Global Income & Currency (GCF), and the period January 1, 2010, through October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), certain officers of each Fund were officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

On October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD), Dow 30SM Enhanced Premium & Income (DPO) and Global Income & Currency (GCF), and on October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), each Fund entered into an Investment Management Agreement with Nuveen Asset Management. Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	45

Notes to

Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Global Income & Currency (GCF) Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

* For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

On October 6, 2010, for Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO), and on October 28, 2010, for NASDAQ Premium Income & Growth (QQQX), the Adviser entered into an Investment Sub-Advisory Agreement for each Fund with HydePark.

On January 1, 2011, the Advisor entered into an Investment Sub-Advisory Agreement with Nuveen Asset Management, LLC for Global Income & Currency (GCF).

HydePark and Nuveen Asset Management, LLC are compensated for their services to each Fund from the management fee paid to the Adviser. The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities.

The Fund pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the period October 6, 2010, through August 1, 2012, the Adviser has agreed to reimburse expenses of Dow 30SM Premium & Dividend Income (DPD), Dow 30SM Enhanced Premium & Income (DPO) and Global Income & Currency (GCF) (including management fees and other fees and expenses) so that the Funds’ total operating expenses do not exceed such Funds’ total operating expense for the last fiscal year prior to October 6, 2010.

For the period October 28, 2010, through August 1, 2012, the Adviser has agreed to reimburse expenses of NASDAQ Premium Income & Growth (QQQX), (including management fees and other fees and expenses) so that the Fund’s total operating expenses do not exceed such Fund’s total operating expense for the last fiscal year prior to October 28, 2010.

8. Subsequent Events

Distributions to Shareholders

Effective January 1, 2011, Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium & Income (DPO) will begin paying distributions to shareholders quarterly, with their first quarterly distributions payable to shareholders during April 2011.

46	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

INDEPENDENT BOARD MEMBERS:

¢ ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

¢ JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

¢ WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

¢ DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

Nuveen Investments	47

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

INDEPENDENT BOARD MEMBERS (continued):

¢ WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

¢ JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

¢ CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

¢ VIRGINIA L. STRINGER 8/16/44 333 West Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Stragetic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

¢ TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

48	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

INTERESTED BOARD MEMBER:

¢ JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

OFFICERS of the FUNDS:

¢ GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

¢ WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

¢ MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

Nuveen Investments	49

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

OFFICERS of the FUNDS (continued):

¢ LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

¢ STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993- 2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc., Certified Public Accountant.	244

¢ SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

¢ WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

¢ TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

50	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

OFFICERS of the FUNDS (continued):

¢ LARRY W. MARTIN 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

¢ KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

¢ KATHLEEN L. PRUDHOMME 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)	The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	51

Investment Management

Agreement Approval Process (Unaudited)

A. Background

Prior to October 6, 2010 (the “First Transition Date”), IQ Investment Advisors LLC (“IQ Advisors”) served as investment adviser to the Dow 30SM Premium & Dividend Income Fund Inc. (the “Dow 30 Fund”), the Dow 30SM Enhanced Premium & Income Fund Inc. (the “Dow 30 Enhanced Fund”) and the Global Income & Currency Fund Inc. (the “Global Income Fund”) and Nuveen Asset Management (“NAM”) served as investment sub-adviser to the Global Income Fund. Prior to October 28, 2010 (the “Second Transition Date”; the First Transition Date and the Second Transition Date are each a “Transition Date”), IQ Advisors served as investment adviser to the NASDAQ Premium Income & Growth Fund Inc. (the “NASDAQ Premium Fund”). In addition, Nuveen HydePark Group, LLC (“HydePark”) served as investment sub-adviser to the Dow 30 Fund, the Dow 30 Enhanced Fund and the NASDAQ Premium Fund (collectively, the “HydePark Subadvised Funds”) prior to each such Fund’s Transition Date and continues to serve as each HydePark Subadvised Fund’s investment sub-adviser pursuant to the respective New HydePark Sub-Advisory Agreement (as defined below).

IQ Advisors had determined earlier in the year 2010 to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Funds. In order to effect an orderly transition and continue the management of each Fund without interruption, IQ Advisors recommended to the Boards of Directors (each, a “Prior Board”) serving the Funds as directors at that time (each such director, a “Prior Director” and, collectively, the “Prior Directors”) to consider NAM as a candidate to assume the role of investment adviser. Accordingly, at an in-person meeting held on June 18, 2010, the Prior Directors, all of whom were not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new investment management agreement between each Fund and NAM (each, a “New Management Agreement”) and, with respect to each HydePark Subadvised Fund, a new sub-advisory agreement between NAM and HydePark (each, a “New HydePark Sub-Advisory Agreement”), and authorized their submission to the Funds’ respective stockholders for their consideration. No sub-advisory arrangement was proposed for the Global Income Fund at that time given that it was anticipated that NAM would manage the assets of the Fund directly. At the meetings of the stockholders of the Dow 30 Fund, the Dow 30 Enhanced Fund and the Global Income Fund held on September 30, 2010 and a meeting of the stockholders of the NASDAQ Premium Fund held on October 22, 2010, the Funds’ stockholders, among other things, approved the respective New Management Agreement with NAM and the stockholders of the HydePark Subadvised Funds approved the respective New HydePark Sub-Advisory Agreement, all of which subsequently became effective on the applicable Transition Date. In connection with the transition, the stockholders of the Funds at separate stockholders’ meetings also elected a new board of directors (each, a “New Board,” and each new director, a “New Director” and, collectively, the “New Directors”), who took office as of the applicable Transition Date, and each of the Funds’ Prior Directors resigned at such time. The considerations of the Prior Board in approving the respective New Management Agreement and, with respect to the HydePark Subadvised Funds, the respective New HydePark Sub-Advisory Agreement, are summarized in the Funds’ semi-annual reports dated as of June 30, 2010.

B. New Board Approval of Sub-Advisory Arrangement with Nuveen Asset Management, LLC for the Global Income Fund

Since the Transition Dates, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to certain funds in the Nuveen fund complex would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to each Fund and, in that capacity, will continue to provide various oversight, administrative, compliance and other services to each Fund. The Restructuring will not result in any

52	Nuveen Investments

changes to the New HydePark Sub-Advisory Agreements under which HydePark serves as sub-adviser to the HydePark Subadvised Funds.

In connection with the Restructuring, with respect to the Global Income Fund, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of such Fund (the “Global Income Fund Sub-Advisory Agreement”). Under the Global Income Fund Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the New Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Global Income Fund’s investment portfolio allocated to it by NFA. There will be no change in the advisory fees paid by the Global Income Fund. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The New Directors who are not parties to the advisory agreements or “interested persons” of any parties (such New Directors, the “New Independent Directors”), reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Global Income Fund following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the New Directors, including a majority of the New Independent Directors, approved the Global Income Fund Sub-Advisory Agreement. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Global Income Fund were the same, the New Directors noted that the factors considered and determinations made by the Prior Directors at their meeting held on June 18, 2010 when they approved the New Management Agreement for such Fund should still be applicable.

Nuveen Investments	53

Reinvest Automatically

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800)257-8787.

54	Nuveen Investments

Notes

Nuveen Investments	55

Notes

56	Nuveen Investments

Notes

Nuveen Investments	57

Glossary of Terms

Used in this Report

¢

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

¢

Current Distribution Rate: Market yield is based on the Fund’s current annualized monthly/quarterly distribution divided by the Fund’s current market price. The Fund’s monthly/quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

¢

Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of common shares outstanding. Fund. NAVs are calculated at the end of each business day.

58	Nuveen Investments

Other Useful Information

Board of Directors

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank & Trust
Company

Boston, MA

Transfer Agent

State Street Bank & Trust Company Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
DPD	100.00%	100.00%
DPO	40.81%	40.81%

Common Share Information

Each Fund intends to repurchase shares of its own common in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
QQQX	—
DPD	—
DPO	—
GCF	626,957

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	59

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-L-1210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, the registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Dow 30sm Premium & Dividend Income Fund Inc.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2010	$26,000	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$23,000	$0	$8,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, from October 6, 2010, the date the Adviser became the Fund’s investment adviser, through the fiscal year ended December 31, 2010.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 6, 2010	$0	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2010 [1]	$0	$0	$0	$0
December 31, 2009	$8,500	$0	$0	$8,500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

1 The Fund was acquired on October 6, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, the members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc., has engaged Nuveen HydePark Group, LLC (the “HydePark”), as sub-adviser to provide discretionary investment advisory services to the Fund. As part of these services, the Adviser has also delegated to HydePark the full responsibility for proxy voting and related duties in accordance with HydePark’s policy and procedures. The Adviser periodically will monitor HydePark’s voting to ensure that they are carrying out their duties.

HydePark has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to vote proxies relating to securities held by the Fund. HydePark may instruct ISS not to vote proxies in respect of any issue if it determines it would be in the Fund’s overall best interest not to vote. Generally, HydePark would instruct ISS not to vote proxies associated with the securities of any issuer if, as a result of voting, subsequent purchases or sales of such securities would be blocked. However, HydePark may decide, on an individual security basis, that it is in the best interests of the Fund for ISS to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, HydePark may instruct ISS not to vote proxies where the voting would, in HydePark’s judgment, result in some other financial, legal or regulatory disability or burden to HydePark or the Fund (such as imputing control with respect to the issuer). In addition, HydePark may determine not to vote a proxy if, in its judgment, the expense and administrative inconvenience outweighs the benefits to the Fund of voting the securities.

If HydePark determines that it wishes to override ISS’s recommendations and vote the proxy, it must first determine whether voting the proxy would present it with a material conflict of interest. Voting the securities of an issuer where the following relationships or circumstances exist is deemed to give rise to a material conflict of interest:

(i)	The issuer is an investment advisory client of HydePark that pays (or is expected to pay) fees to HydePark in excess of 1% of HydePark’s annual revenue in the year in which the proxy is to be voted;

(ii)	The issuer is an entity in which an executive officer of HydePark or a relative of any such person is or was (within the past three years of the proxy vote) an executive officer or director or employee; or

(iii)	Any other circumstance that HydePark is aware of HydePark’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

A conflict of interest shall not be considered material in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in the three bullets above is present.

In its process of determining whether there are material conflicts of interest, HydePark does not consider nonpublic information about the business arrangements of its affiliates or their officers and directors. Business arrangements that HydePark is not actively involved in shall not be deemed to raise a material conflict of interest for HydePark.

Where a material conflict of interest has been identified by HydePark and ISS does not offer a recommendation on the matter, HydePark shall disclose the conflict and HydePark’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board or its designated committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”.) NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen HydePark Group, LLC (“HydePark” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

HydePark

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Messrs. Keith B. Hembre, CFA, David A. Friar and James Colon, CFA are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Hembre, Managing Director of HydePark and Nuveen Asset Management, LLC (NAM, LLC), entered the financial services industry in 1992. He joined NAM, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as NAM, LLC’s Chief Economist & Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, a Portfolio Manager of HydePark and NAM, LLC since January 2011, entered the financial services industry in 1998. He joined NAM, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Mr. Colon is a portfolio manager and senior quantitative analyst for HydePark and NAM, LLC. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to HydePark, he was a Vice President and Portfolio Manager at HydePark affiliate Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. He is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

	(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	8	2,839,191,349	1	1,801,530	16	504,392,704	NA	NA	NA
David Friar	13	1,047,291,349	34	$1,166,912,000	2	$150,000	NA	NA	NA
James Colon	8	710,832,182	1	1,801,530	16	504,392,704	NA	NA	NA

POTENTIAL MATERIAL CONFLICTS OF INTEREST

HydePark’s portfolio manager’s simultaneous management of the Fund and the other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. HydePark, however, believes that such potential conflicts are mitigated by the fact that HydePark primarily invests in highly liquid equity securities with sufficient availability in the open market. In addition, HydePark has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, HydePark has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Item 8(a)(3). FUND MANAGER COMPENSATION

Compensation for key investment professionals of HydePark consists of competitive base salary and an annual cash bonus. For certain portfolio managers, base salary has been set in conjunction with the signing of long-term employment agreements. A compensation committee reviews and determines the amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector is an important factor. Other factors include the investment professional’s contribution to the business results and overall business strategy, success of marketing and client servicing, as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Each HydePark portfolio manager is also eligible to receive long-term incentive compensation in the form of equity-based awards. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in the portfolio manager’s long-term potential with the firm.

Item 8(a)(4). OWNERSHIP OF DPD SECURITIES AS OF FEBRUARY 28, 2011

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X
James Colon	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Shareholders who wish to recommend nominees for election to the registrant’s Board of Directors should send suggestions in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14 (b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dow 30sm Premium & Dividend Income Fund Inc.

By	(Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
President (principal executive officer)

Date: March 11, 2011

By (Signature and Title) /s/ Stephen D. Foy Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 11, 2011